J.P. Morgan U.S. Equity Funds

JPMorgan Trust II

JPMorgan Large Cap Growth Fund

J.P. Morgan Mutual Fund Investment Trust

JPMorgan Growth Advantage Fund

(All Share Classes)

(each a “Fund” and collectively, the “Funds”)

Supplement dated December 23, 2024

to the current Summary Prospectuses, Prospectuses and

Statements of Information, as supplemented

The purpose of this supplement is to announce the results of the recent special joint meeting of the shareholders held on December 18, 2024 (the “Meeting”), at which the shareholders considered a proposal to change each Fund from a diversified company to a non-diversified company by eliminating each Fund’s related fundamental policy (the “Proposal”).

On December 18, 2024, the shareholders and their designated proxies convened for the Meeting. The Proposal was passed with respect to JPMorgan Growth Advantage Fund, but JPMorgan Large Cap Growth Fund lacked quorum for the Proposal. Solely with respect to JPMorgan Large Cap Growth Fund, the Meeting was adjourned and will reconvene on January 30, 2025, to permit shareholders of the Fund, as of the record date of July 31, 2024 (the “Record Date”), additional time to vote on the Proposal. Shareholders of JPMorgan Large Cap Growth Fund, as of the Record Date, may vote by visiting https://vote.proxyonline.com, returning the proxy card that was included in the proxy materials previously sent, or by calling 1-888-628-1041. It is anticipated that, for the JPMorgan Growth Advantage Fund, which passed the Proposal, the change will become effective on or about February 5, 2025.

Information regarding the Proposal is contained in the proxy materials as filed with the Securities and Exchange Commission (the “SEC”). The proxy statement was mailed to shareholders of record, and you are also able to access the proxy statement from the EDGAR database on the SEC’s website at http://www.sec.gov.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE SUMMARY PROSPECTUSES,

PROSPECTUSES AND STATEMENTS OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-JPM-USEQNONDIV-1224